AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 17, 1997

                                                      REGISTRATION NO. 333-31939

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

================================================================================
                                   FORM S-3/A

                               AMENDMENT NO. 2 TO
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 --------------



                      ATLANTIC GULF COMMUNITIES CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)
                                  -------------

                            2601 South Bayshore Drive
                            Miami, Florida 33133-5461
                                 (305) 859-4000

  (Address,        including zip code, and telephone number, including area
                   code, of registrant's principal executive offices)

                                 --------------

                                   59-0720444
                      (I.R.S. Employer Identification No.)

                                Thomas W. Jeffrey
                            Executive Vice President
                            2601 South Bayshore Drive
                            Miami, Florida 33133-5461
                                 (305) 859-4000

            (Name, address, including zip code and telephone number
                   including area code, of agent for service)

      THE COMMISSION IS REQUESTED TO SEND COPIES OF ALL COMMUNICATIONS TO:

                               Carter Strong, Esq.
                        Arent Fox Kintner Plotkin & Kahn
                          1050 Connecticut Avenue, N.W.
                           Washington, D.C. 20036-5339
                                 (202) 857-6252


         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.


         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended ("Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 343, please check the following box. [ ]

         The registrant hereby amends the registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

ITEM 16.      EXHIBITS AND FINANCIAL STATEMENT SCHEDULE.

     EXHIBITS:

     *4   (a)     Amended  and  Restated  Certificate  of  Incorporation  of the
                  Registrant.

         *(b) Restated Bylaws of the Registrant (incorporated herein by reference to Exhibit 3(b) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1992 (File No. 1-8967)).

         *(c) Form of Statements of Preferences and Rights establishing Series A Preferred Stock and Series B Redeemable Preferred Stock (included in Exhibit 4(a)).

         *(d)     Form  of  Subscription   Agreement  between  the  Company  and
                  American Stock Transfer & Trust Company, Subscription Agent.

         *(e)     Form of Letter to Stockholders.

         *(f)     Form of Subscription Certificate.

         *(g)     Form of Instructions as to Use of Subscription Certificates.


         *(h)     Form of Letter to Brokers.

         *(i)     Form of Letter to Clients.

         *(j)     Form of Letter to Foreign Stockholders.

         *(k)     Form of Notice of Guaranteed Delivery.

         *(l)     Form of Guidelines to Form W-9.

         *(m)     Form of DTC Participant Oversubscription Exercise Form.

       5 Opinion of Arent Fox Kintner Plotkin & Kahn concerning legality of securities being registered.

     *10 (a) Investment Agreement (Exhibit EX-1 to the Company's Current Report on Form 8-K filed February 18, 1997), as amended and restated as of May 15, 1997 (Exhibit EX-1 to the Company's Current Report on Form 8-K filed June 5, 1997).

         *(b) Secured Agreement (Exhibit EX-6 to the Company's Current Report on Form 8-K filed February 18, 1997), as amended and restated as of May 15, 1997.

     *12          Computation of Ratio of Earnings to Fixed Charges.

      23          Consents of experts and counsel:
         (a)      Arent Fox Kintner Plotkin & Kahn (included in Exhibit 5)
        *(b)      Ernst & Young


--------------
* Previously filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Miami, State of Florida, on this 16th day of September, 1997.


                      ATLANTIC GULF COMMUNITIES CORPORATION



                      By:/s/ Thomas W. Jeffery
                         -------------------------------------------------
                             Thomas W. Jeffrey, Executive Vice President
                             and Chief Financial Officer



         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on September 16th, 1997 by or on behalf of the following persons in the capacities indicated:



     SIGNATURES                             TITLE
     ----------                             -----



*---------------------------           Chairman of the Board,
J. Larry Rutherford                    President and Chief
                                       Executive Officer,
                                       Director


/s/ Thomas W. Jeffrey
---------------------------            Executive Vice President and Chief
Thomas W. Jeffrey                      Financial Officer



*---------------------------           Vice President and Controller (Principal
Callis N. Carleton                     Accounting Officer)



---------------------------            Director
Lee Neibart

     SIGNATURES                          TITLE
     ----------                          -----



*---------------------------           Director
Gerald N. Agranoff



*---------------------------           Director
James M. DeFrancia


*---------------------------           Director
Charles K. MacDonald


----------
* pursuant to power of attorney

                                  EXHIBIT INDEX


     *4   (a)     Amended  and  Restated  Certificate  of  Incorporation  of the
                  Registrant.

         *(b) Restated Bylaws of the Registrant (incorporated herein by reference to Exhibit 3(b) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1992 (File No. 1-8967)).

         *(c) Form of Statements of Preferences and Rights establishing Series A Preferred Stock and Series B Redeemable Preferred Stock (included in Exhibit 4(a)).

         *(d)     Form  of  Subscription   Agreement  between  the  Company  and
                  American Stock Transfer & Trust Company, Subscription Agent.

         *(e)     Form of Letter to Stockholders.

         *(f)     Form of Subscription Certificate.

         *(g)     Form of Instructions as to Use of Subscription Certificates.


         *(h)     Form of Letter to Brokers.

         *(i)     Form of Letter to Clients.

         *(j)     Form of Letter to Foreign Stockholders.

         *(k)     Form of Notice of Guaranteed Delivery.

         *(l)     Form of Guidelines to Form W-9.

         *(m)     Form of DTC Participant Oversubscription Exercise Form.

       5 Opinion of Arent Fox Kintner Plotkin & Kahn concerning legality of securities being registered.

     *10 (a) Investment Agreement (Exhibit EX-1 to the Company's Current Report on Form 8-K filed February 18, 1997), as amended and restated as of May 15, 1997 (Exhibit EX-1 to the Company's Current Report on Form 8-K filed June 5, 1997).

         *(b) Secured Agreement (Exhibit EX-6 to the Company's Current Report on Form 8-K filed February 18, 1997), as amended and restated as of May 15, 1997.

     *12          Computation of Ratio of Earnings to Fixed Charges.

      23          Consents of experts and counsel:
         (a)      Arent Fox Kintner Plotkin & Kahn (included in Exhibit 5)
        *(b)      Ernst & Young


--------------
* Previously filed.